THIS AGREEMENT made this 14th day of March, 1995.


BETWEEN:

                            BROCKER INVESTMENTS LTD.,
                      a body corporate with offices in the
                  City of Calgary, in the Province of Alberta,

                                                              OF THE FIRST PART,

                                     - and -

                              621202 ALBERTA LTD.,
                      a body corporate with offices in the
                  City of Edmonton, in the Province of Alberta,

                                                             OF THE SECOND PART.



                    AGREEMENT FOR PURCHASE AND SALE OF SHARES

WHEREAS the Purchaser wishes to acquire all of the Shares of the Corporation in accordance with the terms hereof;


NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the mutual covenants and agreements herein contained, it is agreed by and between the Parties hereto as follows:



                               ARTICLE I - GENERAL

1.1  DEFINITIONS

     For the purposes of this Agreement, the recitals hereof and the schedules annexed hereto, each of the following expressions shall have the meaning ascribed to it in this section 1.1:

     (a)  "Affiliate",   means  an   affiliate   as  defined  in  the   Business
          Corporations Act (Alberta);

     (b) "Agreement", "hereto", "hereby", "hereunder", "hereof" and similar expressions when used in this offer to purchase and in the attached schedules refer to the whole of this offer to purchase and the attached schedules and not to any particular Article or Section or portion thereof and include any and every instrument supplemental hereto, and any reference to an Article or Section by number means the appropriate Article or Section of this Agreement and any reference to a Schedule by letter means the appropriate Schedule attached to and forming a part of this Agreement, unless in any of the cases aforesaid the context is expressly to the contrary;

     (c) "Business Day" means any day which is not a Saturday, Sunday or legal holiday in the Province of Alberta;

     (d) "Closing Date" means March 17, 1995, or such earlier or later date as the parties hereto may jointly determine;

     (e)  "Corporation" means Classic Portraits & Design Ltd.;

     (f) "Obligations to Shareholders" means any and all rights and claims of the Vendor against the Corporation including in respect of any advances or loans to the Corporation or any transfers of assets to the Corporation, and payment of any bonuses and/or dividends which have been declared but unpaid by the Corporation;

     (g) "Permitted Encumbrances" means those interests and encumbrances set forth in Schedule "C" attached hereto;

     (h) "Purchase Price" means the sum of Seven Hundred and Thirty Five Thousand ($735,000.00) Dollars;

     (i)  "Purchaser" means 621202 Alberta Ltd.;

     (j) "Shares" means all of the issued and outstanding shares in the capital stock of the Corporation;

     (k)  "Vendor" means Brocker Investments Ltd..

1.2  DERIVATIVES

     Any derivative of any of the definitions set forth herein shall have the meaning appropriate to the derivation of such definition.


1.3 NUMBER AND GENDER

     Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.4  HEADINGS AND DIVISIONS


     The division of this Agreement into Articles and Sections and the headings of any Articles and Sections and the table of contents, if any, are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.5  APPLICABLE LAW

     This Agreement shall be governed by the laws in force in the Province of Alberta.

1.6  SCHEDULES

     The Schedules mentioned in this Section 1.6 and attached hereto shall form part hereof:

     Schedule "A" - Form - Promissory Note

     Schedule "B" - Security Agreement

     Schedule "C" - Permitted Encumbrances

1.7  JURIDICAL DAY

     In any case where the time limited by this Agreement expires on a Saturday, Sunday or legal holiday in the Province of Alberta, the time limited shall be extended to and shall include the next succeeding Business Day.

1.8  NOTICES

     Any notice to be given by one party hereto to another pursuant to this Agreement shall be in writing and delivered by hand addressed to:

     the Vendor:                   c/o Duncan & Craig
                                   Barristers and Solicitors
                                   2800, Scotia Place
                                   10060 Jasper Avenue
                                   Edmonton, Alberta T5J 3V9
                                   Attention: W. Gordon Plewes


     the Purchaser:                c/o 104, 10315 - 109 Street
                                   Edmonton, Alberta T5J 1N3
                                   Attention: Lorne Hildebrandt


Any notice delivered by hand shall be deemed to be received when left during normal business hours at the office set forth above. Each party shall be entitled to change its address for notice to an address elsewhere in Canada, by notice in writing to the others.

1.9  ENUREMENT

     The presents shall be binding upon the Vendor and the Purchaser and shall enure to the benefit of and be binding upon the successors of the Vendor and the successors and permitted assigns of the Purchaser.


1.10 TIME IS OF THE  ESSENCE

     Time is of the essence hereof.

1.11 MANNER OF PAYMENT

     Any and all reference to money or dollars contained herein shall be a reference to lawful money of Canada and all payments required to be made hereunder shall be sufficiently made if made by way of cash, certified cheque, bank draft or solicitors' trust account cheque and shall be sufficiently paid if paid to the party for whom the same is intended or to such party's solicitors.

1.12 WHOLE AGREEMENT

     This Agreement and any agreement made between the parties in accordance with the terms hereof constitute the only agreements between the parties relating to the transaction of purchase and sale contemplated herein.

1.13 REPRESENTATIONS AND WARRANTIES

     Except as herein expressly set forth, there are no representations or warranties by any party with respect to the transaction of purchase and sale contemplated herein.

1.14 COSTS

     Each party hereto is responsible for its own legal fees respecting the preparation of this Agreement and any collateral or supplementary documentation hereto.

1.15 NON-MERGER

     The representations, warranties, covenants and agreement of the Vendor and the Purchaser contained in this Agreement shall not merge upon but shall survive the closing of the transaction of purchase and sale contemplated herein, notwithstanding any independent examination or investigation conducted by or on behalf of the Purchaser or the Vendor.

                         ARTICLE II - PURCHASE AND SALE

2.1  OFFER TO PURCHASE

     The Purchaser shall purchase the Shares from the Vendor and the Vendor shall sell the Shares to the Purchaser, for the Purchase Price. The transaction of purchase and sale shall be completed on the Closing Date in the manner herein contemplated.


2.2  METHOD OF PAYMENT AND SECURITY

     (a) The Purchaser shall, subject to any termination of this Agreement in accordance with the terms hereof, pay the Purchase Price to the Vendor on the Closing Date by the delivery of the sum of THREE HUNDRED AND FORTY THOUSAND ($340,000.00) DOLLARS on the Closing Date and by the delivery of a Promissory Note in the sum of THREE HUNDRED AND NINETY FIVE THOUSAND ($395,000.00) DOLLARS in the form attached as Schedule "A";

     (b) As further security for the due payment of the Promissory Note set out in Article 2.2 (a), the Purchaser agrees to grant to the Vendor a Security Agreement in the form of a pledge of the Shares of the Corporation, the Security Agreement to be in the form attached as Schedule "B" hereto.


                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

3.   REPRESENTATIONS AND WARRANTIES OF THE VENDOR

     In order to induce the Purchaser to enter into and consummate this Agreement, the Vendor represents and warrants to and covenants with the Purchaser as follows:


               3.1 The Corporation is a corporation duly incorporated under the laws of the Province of Alberta, is not a distributing corporation or a reporting issuer, is a valid and subsisting corporations, is in good standing as to the filing of annual returns in the Office of the Registrar of Corporations for the Province of Alberta and has kept and maintained such corporate records as are required under the Business Corporations Act, S.A. 1981 c.B15, and amendments thereto, since its incorporation, which records are accurate and complete and up to date in all respects.


               3.2 The capital structure of the Corporation is as follows:

                    (a) the authorized capital of the Corporation is divided into:

                         (i) an unlimited number of Class "A" Shares;

                         (ii) an unlimited number of Class "B" Shares;

                         (iii) an unlimited number of Class "C" Shares; and

                    (b) the issued and outstanding shares in the capital stock of the Corporation is owned as follows:

                         (i)  the Vendor - 100 Class "A" Shares.


               3.3 The Vendor legally and beneficially own the Shares free of all liens, claims, charges and encumbrances whatsoever.


               3.4 The Vendor own 100% of the issued and outstanding shares of the Corporation.


               3.5 The Vendor has due and sufficient right and authority to enter into this Agreement on the terms and conditions set forth and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser, subject only to the approval of The Alberta Securities Commission.


               3.6 Other than the Articles of Incorporation of the Corporation, no documents or agreements prohibit the transfer of the Shares or the transactions contemplated herein.


               3.7 No person, firm or corporation has any agreement or option or right capable of becoming an agreement or option for the purchase of the Shares, or any shares in the capital of the Corporation owned by the Vendor or any agreement or option or right capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares in the capital of the Corporation.

               3.8 The Corporation has not agreed to guarantee any debt, liability or other obligation of any person, firm or corporation.

               3.9 There is no basis for and there are no actions, suits, judgments, investigation or proceedings outstanding or pending, or to the knowledge of the Vendors or either of them threatened, against or affecting the Corporation at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau or agency.

               3.10 The Corporation is not, to the knowledge of the Vendors, in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees to which it is subject or which apply to it.


     Notwithstanding any investigations or inquiries made by the Purchaser or its representatives, the representations, warranties, covenants and agreements of the Vendors shall survive the Closing Date and notwithstanding the closing of the purchase and sale herein provided for shall continue in full force and effect.

               ARTICLE IV - COMPLETION-RISK-POSSESSION-ADJUSTMENTS

4.1  DELIVERIES BY VENDOR

On the Closing Date, the Vendor shall deliver to the Purchaser the following documents, executed where required:

     (a) The minute book of the Corporation including the Articles of Incorporation and Bylaws, and all corporate records, documents and instruments, the corporate seal of the Corporation and all books of account of the Corporation;

     (b) Share certificates evidencing the Shares, which share certificates shall be duly endorsed for transfer to the Purchaser or accompanied by properly executed share transfer form;

     (c) Resignations of the directors and officers of the Corporation as required by the Purchaser;

     (d) Certified copy of the Resolution of the directors of the Corporation approving the transfer of the Shares to the Purchaser;

     (e) An executed certificate for the Shares registered in the name of the Purchaser;

     (f) such other evidence as may be reasonably requested by the Purchaser's Solicitors that the necessary corporate actions and proceedings have been taken to permit the due and valid transfer at the Closing Date from the Vendor to the Purchaser of the Shares.

4.2  DELIVERIES BY PURCHASER

     On the Closing Date, subject to compliance by the Vendor with all of the terms and conditions hereof, the Purchaser shall deliver to the Vendor the following documents:

     (a)  a duly executed copy of the Promissory Note;

     (b)  the Security Agreement of the Purchaser;

     (c) a Certified Copy of the Resolution of the Directors of the Purchaser approving the execution of the Promissory Note and Security Agreement;

     (d) such other evidence as may be reasonably requested by the Purchaser's Solicitors that the necessary corporate actions and proceedings have been taken to permit the due and valid transfer at the Closing Date from the Vendors to the Purchaser of the Shares.

4.3  VENDOR'S APPROVALS

     This Agreement, and the closing thereof, shall be subject to the condition precedent that the Vendor shall obtain all necessary approvals from The Alberta Securities Commission or any other governmental authority having jurisdiction in respect of this transaction.


4.4  DOCUMENTS IN ESCROW

     All of the matters of payment and delivery of documents by the Vendor and the Purchaser pursuant to the terms hereof shall be in escrow and shall be deemed to be concurrent requirements such that, unless otherwise agreed by the parties hereto, nothing is complete and the escrow shall not be released until everything has been paid and delivered.


4.5  TIME AND PLACE OF CLOSING

     This transaction of purchase and sale shall close on the Closing Date at the offices of the Vendor's Solicitors at the hour of 10:00 a.m. Edmonton time.


     IN WITNESS WHEREOF the parties have hereunto affixed their hands and seals, or their corporate seal duly attested by its proper officers in that ___ the day and year first above written.




                                               BROCKER INVESTMENTS LTD.
                                               Corporate Seal
                                               BROCKER INVESTMENT LTD.
                                               PER: /s/ [illegible]
                                               PRE:

                                               621202 ALBERTA LTD.
                                               PER: /s/ [illegible]
                                               PER:

                                  SCHEDULE "A"

THIS IS SCHEDULE "A" TO THE AGREEMENT  DATED THE 14TH DAY OF MARCH,  A.D.  1995,
MADE  BETWEEN  BROCKER   INVESTMENTS   LTD.  AND  621202  ALBERTA  LTD.

AMOUNT: $395,000.00                                          DATE: MARCH 14,1995

                                 PROMISSORY NOTE

FOR VALUE RECEIVED, 621202 ALBERTA LTD. of Edmonton hereby promises to pay to the order of BROCKER INVESTMENTS LTD. c/o 2150 Scotia Place, Tower 1, 10060 Jasper Avenue, Edmonton, Alberta T5J 3R8, the principal sum of THREE HUNDRED AND NINETY FIVE THOUSAND ($395,000.00) DOLLARS to become due and payable in any event on the 30th day of April, 1995.

AFTER DEFAULT of payment of the sum of THREE HUNDRED AND NINETY FIVE THOUSAND ($395,000.00) DOLLARS interest will be payable on the outstanding balance thereon at the rate per annum equal to the Prime Rate of The Royal Bank of Canada PLUS FIVE (5%) PER CENT calculated monthly not in advance as well after as before maturity from the 30th day of April, A.D. 1995, until the whole of the monies hereby secured together with interest as aforesaid is fully paid.

PROVIDED the undersigned are not in default hereunder the undersigned shall have the privilege of paying at any time, the whole of the outstanding principal and accrued interest thereon without notice or bonus or penalty.

AND IN DEFAULT of payment the whole amount payable under this Note shall forthwith become due and payable at the option of BROCKER INVESTMENTS LTD..

PRESENTMENT FOR PAYMENT, DEMAND, PROTEST, NOTICE OF DISHONOUR, ARE HEREBY WAIVED AND THE ENDORSERS AGREE TO REMAIN AS FULLY LIABLE AS IF EVERY PRESENTMENT, DEMAND, PROTEST AND NOTICE HEREBY WAIVED WERE FULLY MADE AND GIVEN.


                                               621202 ALBERTA LTD.

                                               PER:___________________________

                                               PER__________________________
                                                  (corporate seal)

                                  SCHEDULE "B"

THIS IS SCHEDULE "B" TO THE AGREEMENT DATED THE 14TH DAY OF MARCH, A.D. 1995, MADE BETWEEN BROCKER INVESTMENTS LTD. AND 621202 ALBERTA LTD.


                               SECURITY AGREEMENT

THIS AGREEMENT is made as of the 14th day of March, 1995.


BY:

                              621202 ALBERTA LTD.,
                        a corporation incorporated under
                   the laws of the Province of Alberta with an
                 office at Edmonton, in the Province of Alberta
                                 (the "Pledgor"),


IN FAVOUR OF:

                            BROCKER INVESTMENTS LTD.,
                      a corporation incorporated under the
                      laws of the Province of Alberta, with
                an office at Calgary, in the Province of Alberta,
                                   ("Pledgee")


RECITALS:

          A. The Pledgee has executed and delivered to Pledgor an agreement in writing of even date (the "Agreement for Purchase") to sell 100 Class "A" Shares (the "Shares") of the capital stock of Classic Portraits & Design Ltd. (the "Corporation") to the Pledgor on the terms and at the price therein stated;


          B. The  Pledgor  has  agreed to  execute  and  deliver  this  Security
     Agreement as additional security for the performance of all of its covenants under the Agreement for Purchase and the Promissory Note granted according to the terms of the Agreement for Purchase ("Promissory Note") and to grant a security interest in the Shares of the capital stock of the Corporation;



NOW THEREFORE in consideration of the sum of $1.00 and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Pledgor agrees with the Pledgee as follows:

                                    ARTICLE 1
                                 INTERPRETATION

In this Agreement, in addition to the definitions set out above:

     (a) "this Agreement", "hereto", "herein", "hereof", "hereby", "hereunder" and any similar expressions refer to this Agreement as it may be amended or supplemented from time to time, and not to any particular article, section or other portion hereof;

     (b) "Agreement for Purchase" means that Agreement for Purchase and Sale of Shares dated the 14th day of March, 1995, between Brocker Investments Ltd. and 621202 Alberta Ltd. providing for the sale of 100 Class "A" Shares of the capital stock of the Corporation;

     (c) "Business Day" means any day, other than Saturday, Sunday or any statutory holiday in the Province of Alberta;

     (d) "Chattel Paper" means one or more than one writing that evidences both a monetary obligation and a security interest in or a lease of specific Goods;

     (e) "Collateral" means all of the property of the Pledgor subject to, or intended to be subject to, the Security Interest, and any reference to "Collateral" shall be deemed to be a reference to "Collateral or any part thereof" except where otherwise specifically provided;

     (f) "Corporation" means Classic Portraits & Design Ltd., a corporation incorporated under the laws of the Alberta;

     (g) "Document of Title" means any writing that purports to be issued by or addressed to a bailee and purports to cover such Goods in the bailee's possession as are identified or fungible portions of an identified mass, and that in the ordinary course of business is treated as establishing that the Person in possession of it is entitled to receive, hold and dispose of the documents and the Goods it covers;

     (h) "Event of Default" means a default by the Pledgor in the performance of any of the terms and conditions contained in the Agreement for Purchase or the Promissory Note or this Agreement.

     (i) "Goods" means tangible personal property other than Chattel Paper, Documents of Title, Instruments, Money and Securities, and includes fixtures, growing crops, the unborn young of animals, timber to be cut, and minerals and hydrocarbons to be extracted;


     (j)  "Instrument" means:

          (i) a bill, note or cheque within the meaning of the BillS of Exchange Act (Canada) or any other writing that evidences a right to the payment of Money and is of a type that in the ordinary course of business is transferred by delivery with any necessary endorsement or assignment, or

          (ii) a letter of credit and an advice of credit if the letter or advice states that it must be surrendered upon claiming payment thereunder,

          but does not include a writing that constitutes part of Chattel Paper, a Document of Title or a Security;

     (k) "Lien" means any mortgage, pledge, charge, assignment, security interest, hypothec, lien or other encumbrance, including, without limitation, any agreement to give any of the foregoing, or any conditional sale or other title retention agreement;

     (1) "Money" means a medium of exchange authorized or adopted by the Parliament of Canada as part of the currency of Canada or by a foreign government as part of its currency;

     (m)  "Obligations"   means  all  of  the   obligations,   liabilities   and
          indebtedness of the Pledgor to the Pledgee under or in respect of the Agreement for Purchase and Promissory Note;

     (n) "Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;


     (o)  "Pledgee" means Brocker Investments Ltd.;

     (p)  "Pledgor" means 621202 Alberta Ltd.;

     (q)  "Pledged Shares" means the shares referred to in recital A;

     (r) "PPSA" means the Personal Property Security Act (Alberta) as amended from time to time and any Act substituted therefor and amendments thereto;

     (s) "Proceeds" means identifiable or traceable personal property in any form derived directly or indirectly from any dealing with Collateral or the proceeds therefrom, and includes any payment representing indemnity or compensation for loss of or damage to the Collateral or proceeds therefrom;

     (t) "Promissory Note" means the Promissory Note issued pursuant to the terms of the Agreement for Purchase and granted by 621202 Alberta Ltd. to Brocker Investments Ltd.. to secure the repayment of the sum of $395,000.00;

     (u)  "Security" means a document that is:

          (i)  issued in bearer, order or registered form;

          (ii) of a type commonly dealt in upon securities exchanges or markets or commonly recognized in any area in which it is issued or dealt in as a medium for investment;

          (iii)one of a class or series or by its terms is divisible into a class or series of documents, and

          (iv) evidence of a share, participation or other interest in property or in an enterprise or is evidence of an obligation of the issuer,

          and, without limiting the generality of the foregoing, includes the Pledged Shares; and

          (v)  "Security  Interest"  has the meaning  attributed to such term in
               Section 2.1.

1.2  Headings

The inclusion of headings in this Agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3  References to Articles and Sections

Whenever in this Agreement a particular article, section or other portion thereof is referred to, then, unless otherwise indicated, such reference pertains to the particular article, section or portion thereof contained herein.

1.4  Currency

Except where otherwise expressly provided, all amounts in this Agreement are stated and shall be paid in Canadian currency.

1.5  Gender and Number

In this Agreements unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.6  Invalidity of Provisions

Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof.

1.7  Amendment, Waiver

No amendment or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

1.8  Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.



                                    ARTICLE 2
                                SECURITY INTEREST

2.1  Creation of Security Interest

The Pledgor hereby pledges, charges, assigns, transfer and hypothecates to the Pledgee, and grants to the Pledgee a security interest in (collectively, the "Security Interest"):

     (a)  the Pledged Shares;

     (b) all Securities, Instruments, negotiable Documents of Title and other personal property of any kind which may hereafter be acquired by the Pledgor in renewal of, substitution for, as owner of, or as a result of the exercise of any rights relating to the property described in this section;

     (c)  all  dividends,  income  or  other  distributions,   whether  paid  or
          distributed in cash or other property, in respect of any of the property described in this section; and

     (d)  all Proceeds of any of the property described in this section.


2.2  Attachment

The attachment of the Security Interest has not been postponed and the Security Interest shall attach to any particular Collateral as soon as the Pledgor has rights in such Collateral.

                                    ARTICLE 3
                               OBLIGATIONS SECURED

3.1  Obligations Secured

The  Security   Interest  granted  hereby  secures   payment,   performance  and
satisfaction of the Obligations.

                                    ARTICLE 4
                             DEALING WITH COLLATERAL

          4.1 The Pledgor shall not, without the prior consent in writing of the
     Pledgee:

             (a) sell, assign, transfer, exchange, or otherwise dispose of the Collateral except to the extent permitted by clause 4.3(a)(i) hereof;

             (b) create, assume or suffer to exist any Lien upon the Collateral other than the Security Interest;

             (c) cause, allow or permit the Corporation to dispose of any of its assets in any way other than in the ordinary course of business.

No provision hereof shall be construed as a subordination or postponement of the Security Interest to or in favour of any other Lien, whether or not such Lien is permitted hereunder or otherwise.

4.2  Notices and Other Communications in Respect of Collateral

The Pledgor shall deliver promptly to the Pledgee copies of all notices or other communications received by the Pledgor in respect of the Collateral. Until the occurrence of an Event of Default, the Pledgee shall deliver promptly to the Pledgor all notices or other communications received by the Pledgee or its nominee in respect of the Collateral. After the occurrence of an Event of default, the Pledgor waives all rights to receive any notices or communications received by the Pledgee or its nominee in respect of the Collateral.

4.3  Voting and Other Rights

     (a)  Until the occurrence of an Event of Default:

          (i) The Pledgor may exercise all rights to vote and to exercise all rights of conversion or retraction or other similar rights with respect to any Collateral; provided that no such exercise, in the opinion of the Pledgee, will have an adverse effect on the value of such Collateral and all expenses of the Pledgee in connection therewith have been paid in full and provided further that, upon the exercise of the conversion or retraction right, the additional Collateral resulting therefrom shall be paid or delivered to the Pledgee;

          (ii) subject to the proviso in clause 4.3(a)(i), the Pledgee shall grant, or shall cause its nominee to grant, to the Pledgor or its nominee a proxy to vote and to exercise all rights of conversion or retraction or other similar rights with respect to any Collateral registered in the name of the Pledgee or its nominee, upon demand by the Pledgor; and


         (iii) the Pledgor shall be entitled to receive all dividends (whether paid or distributed in cash, securities or other property) and interest declared and paid or distributed in respect of the Collateral, and such dividends and interest shall cease to be subject to the Security Interest if paid or distributed to the Pledgor prior to the occurrence of an Event of Default but not otherwise.

     (b)  Upon the occurrence of an Event of Default:

          (i) no proxy granted by the Pledgee or its nominee to the Pledgor or its nominee pursuant to clause 4.3(a) shall thereafter be effective;

          (ii) the Pledgor shall have no rights to vote or take any other action with respect to any Collateral;

         (iii) the Pledgee may, but shall not be obliged to, vote and take all other action with respect to any Collateral; and

          (iv) The Pledgor shall cease to be entitled to receive any dividends or interest, whether declared or payable before or after the occurrence of the Event of Default, in respect of the Collateral.


4.4  Delivery of Collateral to Lender

Subject to clause 4.3(a)(iii), all Collateral received at any time by or on behalf of the Pledgor, whether before or after the occurrence of an Event of Default, shall be received and held by or on behalf of the Pledgor in trust for the Pledgee and shall be delivered to the Pledgee immediately upon such receipt.

4.5  Delivery of Share Certificates to Pledger

The Pledgee shall return to the Pledgor the certificates representing the Pledged Shares when the Obligations have been completely discharged.

4.6 Further Assurances

The Pledgor shall at its own expense do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, security agreements, pledges, charges, assignments, hypothecs, powers of attorney and assurance (including instruments supplemental or ancillary hereto) and such financing statements as the Pledgee may from time to time request to better assure and perfect the security on the Collateral.

                                    ARTICLE 5
                                    REMEDIES

5.1  Remedies Available

Upon the occurrence of an Event of Default, the Pledgee may, either directly or through its agents or nominees, sell or otherwise dispose of, or concur in selling or otherwise disposing of, whether by public sale, private sale or otherwise, Collateral in such manner and on such terms as it considers to be commercially reasonable. In addition, the Pledgee shall have the following rights, powers and remedies:

     (c) to make payments to Persons having prior rights or Liens on the Collateral; and

     (d) to demand, commence, continue or defend proceedings in the name of the Pledgee or in the name of the Pledgor for the purpose of protecting, seizing, collection, realizing or obtaining possession or payment of, or otherwise enforcing rights, powers or remedies with respect to, the Collateral and to give effectual receipts and discharges therefor.

In addition to the rights granted in this Agreement and in any other agreement now or hereafter in effect between the Pledgor and the Pledgee and in addition to any other rights the Pledgee may have at law or in equity or otherwise, the Pledgee shall have, both before and after the occurrence of an Event of Default, all rights and remedies of a secured party under the PPSA.

The Pledgee may incur reasonable expenses in the exercise of its rights, power and remedies set out in this Agreement.


5.2  Possession of Collateral

The Pledgor acknowledges that the Pledgee may at any time take possession of Collateral wherever it may be located and by any method permitted by law, whether before or after the occurrence of an Event of Default.

5.3 Remedies Not Exclusive

All rights, powers and remedies of the Pledgee under this Agreement may be exercised separately or in combination and shall be in addition to, and not in substitution for, any other security nor or hereafter held by the Pledgee and any other rights, powers and remedies of the Pledgee however created or arising. No single or partial exercise by the Pledgee of any of the rights, powers and remedies under this Agreement or under any other security now or hereafter held by the Pledgee shall preclude any other and further exercise of any other right, power or remedy pursuant to this Agreement or any other security or at law, in equity or otherwise. The Pledgee shall at all times have the right to proceed against Collateral or any other security in such order and in such manner as it shall determine without waiving any rights, powers or remedies which the Pledgee may have with respect to this Agreement or any other security or at law, in equity or otherwise. No delay or omission by the Pledgee in exercising any right, power or remedy hereunder or otherwise shall operate as a waiver thereof or of any other right, power or remedy.


5.4  Pledgor Liable for Deficiency

The Pledgor shall remain liable to the Pledgee for any deficiency after the proceeds of any sale or other disposition of Collateral are received by the Pledgee.


5.5  Exclusion of Liability of Lender

The Pledgee shall not be liable for any exercise or any failure to exercise its rights, powers or remedies arising hereunder or otherwise, including, without limitation, taking possession of, collecting, enforcing, realizing, selling or otherwise disposing of, preserving or protecting the Collateral, or taking any steps or proceedings for any such purposes of any failure to do any of the foregoing. The Pledgee shall not have any obligation to examine any notices or other communications with respect to the Collateral or to advise the Pledgor of the expiry of any warrants, options or other rights in respect of or comprising the Collateral or to advise the Pledgor of any other matter relating to any Persons which are issuers of any Collateral, and the Pledgee shall not have any obligation to take any steps or proceedings to preserve rights against prior parties to or in respect of the Collateral, whether or not in the Pledgee's possession. Subject to the foregoing, the Pledgee shall use reasonable care in the custody and preservation of the Collateral in its possession.


5.6  Notice of Sale

Unless required by law, the Pledgee shall not be required to give the Pledgor any notice of any sale or other disposition of the Collateral, the date, time and place of any public sale of Collateral or the date after which any private disposition of Collateral is to be made.

5.7  Resignation as Directors and Officers

The Pledgor herewith delivers the signed, undated resignations of its nominees as employees, officers and directors of the Corporation to be held by the Pledgee hereunder. Upon an Event of Default, the Pledgee shall be entitled to date and forward such resignations to the Corporation and the nominees of the Pledgor shall thereupon cease to act as employees, officers and directors of the Corporation.

                                    ARTICLE 6
                             APPLICATION OF PROCEEDS

6.1  Application of Proceeds

The Proceeds arising from the enforcement of the Security Interest as a result of the possession to the Pledgee of the Collateral or from any sale or other disposition of, or realization of security on, the Collateral (except following acceptance of Collateral in satisfaction of the Obligations) shall be applied by the Pledgee the following order:

     (a) first, in payment of the Pledgee's reasonable costs, charges and expenses (including legal fees on a solicitor and his own client basis) incurred in the exercise of all or any of the rights, powers or remedies granted to it under this Agreement;

     (b) second, in payment of amounts paid by the Pledgee pursuant to clause 5.1(a);

     (c) third, in payment of the remainder of the Obligations in such order of application as the Pledgee may determine;

     (d) fourth, subject to Sections 6.2 and 6.3, to any Person who has a security interest in Collateral that is subordinate to that of the Pledgee and whose interest:

          (i) was perfected by possession, the continuance of which was prevented by the Pledgee taking possession of Collateral, or

          (ii) was, immediately before the sale or other disposition by the Pledgee, perfected by registration;

     (e) fifth, subject to Sections 6.2 and 6.3, to any other Person with an interest in such Proceeds who has delivered a written notice to the Pledgee of the interest before the distribution of such Proceeds; and

     (f) last, subject to Sections 6.2 and 6.3, to the Pledgor or any other Person who is known by the Pledgee to be an owner of the Collateral.

6.2  Proof of Interest

The Pledgee may require any Person mentioned in clauses 6.1(d), 6.1(e), or 6.1(f) to furnish proof of that Person's interest, and unless the proof is furnished within ten (10) days after demand by the Pledgee, the Pledgee need not pay over any portion of the Proceeds referred to therein to such Person.

6.3  Payment Into Court

Where there is a question as to who is entitled to receive payment under clauses 6.1(d), 6.1(e) or 6.1(f), the Pledgee may pay the Proceeds referred to therein into court.

6.4  Monies Actually Received

The Pledgor shall be entitled to be credited only with the actual Proceeds arising from the possession, sale or other disposition of, or realization of security on, the Collateral when received by the Pledgee and such actual Proceeds shall mean all amounts received in cash by the Pledgee upon such possession, sale or other disposition of, or realization of security on, the Collateral.




                                    ARTICLE 7
                                     GENERAL

7.1  Power Of Attorney

The Pledgor hereby appoints the Pledgee, as the Pledgor's attorney, with full power of substitution, in the name and on behalf of the Pledgor, to execute, deliver and do all such acts, deeds, documents, transfers, demands, conveyances, assignments, contracts, assurances, consents, financing statements and things as the Pledgor has herein agreed to execute, deliver and do or as may be required by the Pledgee to give effect to this Agreement or in the exercise of any rights, powers or remedies hereby conferred on the Pledgee, and generally to use powers or remedies the name of the Pledgor, in the exercise of all or any of the rights, hereby conferred on the Pledgee. This appointment, coupled with an interest, shall not be revoked by the insolvency, bankruptcy, dissolution, liquidation or other termination of the existence of the Pledgor or for any other reason.


7.2  Expenses

The Pledgor shall pay to the Pledgee on demand all of the Pledgee's reasonable costs, charges and expenses (including, without limitation, legal fees on a solicitor and his own client basis) in connection with the preparation, registration or amendment of this Agreement, the perfection or preservation of the Security Interest, the enforcement by any means of any of the provisions hereof or the exercise of any rights, powers or remedies hereunder, together with interest thereon from the date each of such costs, charges and expenses were incurred to the date of payment at the yearly rate equal to the Prime Rate of the Royal Bank of Canada plus Five (5%) per cent, calculated monthly..


7.3  Indemnity

The Pledgor shall indemnify the Pledgee and its nominees against all costs, expenses, liabilities, claims, demands, damages, losses, actions and proceedings of any kind which the Pledgee or its nominees may suffer or incur by reason of the Pledgee being now or hereafter a holder, or registered as owner, of the Collateral.

7.4  Set-Off

The Pledgee may at any time and from time to time, without notice to the Pledgor or to any other Person, set-off, appropriate and apply any and all indebtedness and liability of either of the Pledgee to the Pledgor, matured or unmatured, against and on account of the Obligations when due, in such order of application as the Pledgee may from time to time determine.

7.5  Dealings with Others

The Pledgee may grant extensions of time and other indulgences, take and give up security, accept compositions, make settlements, grant releases and discharges and otherwise deal with the Pledgor, debtors of the Pledgor, sureties and other Persons and with Collateral and other security as the Pledgee sees fit, without prejudice to the liability of the Pledgor to the Pledgee or the rights, powers and remedies of the Pledgee under this Agreement.


7.6  No Obligation to Advance

Nothing herein contained shall in any way obligate the Pledgee to advance any funds, or otherwise make or continue to make any credit available, to the Pledgor.


7.7  Perfection of Security

The Pledgor authorizes the Pledgee to maintain possession of the certificates representing the Pledged Shares (endorsed by the Pledgor in blank for transfer) and to do such acts, matters and things as the Pledgee may consider appropriate to perfect and continue the Security Interest, to protect and preserve the interest of the Pledgee in Collateral and to realize upon the Security Interest.

7.8  Communication

Any notice or other communication, including a demand or a direction, required or permitted to be given hereunder shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by hand-delivery as hereinafter provided. Any such notice or other communication, if mailed by ~prepaid first-class mail at any time other than during or within three (3) Business Days prior to a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the fourth Business Day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the Business Day following the sending, or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to a senior employee of the addressee at such address with responsibility for matters to which the information relates. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communications and shall be deemed to have been received in accordance with the foregoing. Notice and other communications shall be addressed as follows:

               (a)  if to  the  Pledgee:
                    c/o  Duncan  &  Craig
                    Barristers  and Solicitors
                    2800,  One  Scotia  Place
                    10060  Jasper  Avenue
                    Edmonton,  Alberta T5J 3V9
                    Attention:  Mr. W. Gordon Plewes
                    Telecopier: (403)428-9683

               (b)  if to the  Pledgor:
                    c/o 104,  10315 - 109  Street
                    Edmonton, Alberta   T5J 1N3
                    Attention:   Mr.   Lorne   Hildebrandt
                    Telecopier:



7.9  Successors and Assigns

This Agreement shall be binding on the Pledgor and its successors and shall enure to the benefit of the Pledgee and their successors and assigns. This Agreement shall be assignable by the Pledgee free of any set-off, counter-claim or equities between the Pledgor and the Pledgee, and the Pledgor shall not assert against an assignee of the Pledgee any claim defense that the Pledgor has against the Pledgee.


7.10 Waiver of Financing Statement

The Pledgor hereby acknowledges receipt of a copy of this Agreement and expressly waives the right to receive a copy of any Financing Statement of any Financing Change Statement which may be registered by the Pledgee in connection with this Agreement or any Verification Statement issued with respect thereto where such waiver is not otherwise prohibited by law.


IN WITNESS WHEREOF the Pledgor has executed this Agreement this 14th day of March, A.D. 1995.



                                               621202 ALBERTA LTD.

                                               PER:___________________________

                                               PER:___________________________
                                                  (corporate seal)

                                               BROCKER INVESTMENTS LTD.

                                               PER:__________________________
                                                  (corporate seal)

                                  SCHEDULE "C"


THIS IS SCHEDULE "C" TO THE AGREEMENT DATED THE 14TH DAY OF MARCH, A.D. 1995, MADE BETWEEN BROCKER INVESTMENTS LTD. AND 621202 ALBERTA LTD.



                             PERMITTED ENCUMBRANCES


                                       NIL


                                     E-600